Exhibit 10
FIRST AMENDMENT AGREEMENT
     This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 31st day of January, 2006 among:
     (a) THE J. M. SMUCKER COMPANY, an Ohio corporation (“US Borrower”);
     (b) SMUCKER FOODS OF CANADA CO., a Nova Scotia corporation (successor by amalgamation to J. M. Smucker (Canada) Inc.) (“Canadian Borrower” and, together with US Borrower, collectively, “Borrowers” and, individually, each a “Borrower”);
     (c) the Lenders, as defined in the Credit Agreement, as hereinafter defined;
     (d) KEYBANK NATIONAL ASSOCIATION, as the lead arranger and administrative agent for the Lenders under the Credit Agreement (“Agent”); and
     (e) BANK OF MONTREAL, as the Canadian funding agent and syndication agent under the Credit Agreement.
     WHEREAS, Borrowers, Lenders and Agent are parties to that certain Credit Agreement, dated as of June 18, 2004, that provides, among other things, for loans and letters of credit aggregating One Hundred Eighty Million Dollars ($180,000,000), all upon certain terms and conditions (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);
     WHEREAS, Borrowers, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;
     WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and
     WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Agreement.
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrowers, Agent and the Lenders agree as follows:
     1.   Amendment to Introduction. The Credit Agreement is hereby amended to delete its introductory paragraph therefrom and to insert in place thereof the following:
     This CREDIT AGREEMENT (as the same may from time to time be amended, restated or otherwise modified, this “Agreement”) is made effective as of the 18th day of June, 2004 among:
     (a) THE J. M. SMUCKER COMPANY, an Ohio corporation (“US Borrower”);

     (b) SMUCKER FOODS OF CANADA CO., a Nova Scotia corporation (successor by amalgamation to J. M. Smucker (Canada) Inc.) (“Canadian Borrower” and, together with US Borrower, collectively, “Borrowers” and, individually, each a “Borrower”);
     (c) the lenders listed on Schedule 1 hereto and each other Eligible Transferee, as hereinafter defined, that becomes a party hereto pursuant to Section 10.10 hereof (collectively, the “Lenders” and, individually, each a “Lender”);
     (d) KEYBANK NATIONAL ASSOCIATION, as the lead arranger and administrative agent for the Lenders under this Agreement (“Agent”); and
     (e) BANK OF MONTREAL, as the Canadian funding agent and syndication agent under this Agreement (the “Canadian Funding Agent”).
     2.   Amendment to Definitions. Article I of the Credit Agreement is hereby amended to delete the definitions of “Applicable Facility Fee Rate”, “Applicable Margin” and “Commitment Period” therefrom and to insert in place thereof, respectively, the following:
“Applicable Facility Fee Rate” shall mean:
     (a) for any date prior to the First Amendment Effective Date, the Applicable Facility Fee Rate in effect prior to the First Amendment Effective Date;
     (b) effective on the First Amendment Effective Date through March 31, 2006, seven and one-half (7.50) basis points; and
     (c) commencing April 1, 2006 and thereafter, the number of basis points set forth in the following matrix, based upon the result of the computation of the Leverage Ratio:

Leverage Ratio	Applicable Facility Fee Rate
Greater than 2.50 to 1.00	15.00
Greater than 2.00 to 1.00 but less than or equal to 2.50 to 1.00	12.50
Greater than 1.50 to 1.00 but less than or equal to 2.00 to 1.00	10.00
Greater than 1.00 to 1.00 but less than or equal to 1.50 to 1.00	7.50
Less than or equal to 1.00 to 1.00	5.00
The Applicable Facility Fee Rate shall change on April 1, 2006, based on the January 31, 2006 Consolidated financial statements of US Borrower for the most recently completed four fiscal quarters, and thereafter changes to the Applicable Facility Fee Rate shall be effective on the first day of each month following the date upon which Agent received, or, if earlier, Agent should have received, pursuant to Section 5.3(a) or (b) hereof, the financial statements of the Companies. The above matrix does not modify or waive, in any respect, the rights of Agent and the Lenders to charge the Default Rate, or the rights and remedies of Agent and the Lenders pursuant to Articles VII and VIII hereof. Notwithstanding anything herein to the contrary, during any period when US Borrower shall have failed to timely deliver the financial statements pursuant to Section 5.3(a) or (b) hereof, or the Compliance Certificate pursuant to Section 5.3(c) hereof, until such time as the appropriate financial statements and Compliance Certificate are delivered, at the option of the Required Lenders, the Applicable Facility Fee Rate shall be the highest rate per annum indicated in the above pricing grid regardless of the Leverage Ratio at such time.
“Applicable Margin” shall mean:
     (a) for any date prior to the First Amendment Effective Date, the Applicable Margin in effect prior to the First Amendment Effective Date;
     (b) effective on the First Amendment Effective Date through March 31, 2006, twenty-two and one-half (22.50) basis points; and
     (c) commencing April 1, 2006 and thereafter, the number of basis points set forth in the following matrix, based upon the result of the computation of the Leverage Ratio:

Leverage Ratio	Applicable Margin
Greater than 2.50 to 1.00	60.00
Greater than 2.00 to 1.00 but less than or equal to 2.50 to 1.00	50.00
Greater than 1.50 to 1.00 but less than or equal to 2.00 to 1.00	30.00
Greater than 1.00 to 1.00 but less than or equal to 1.50 to 1.00	22.50
Less than or equal to 1.00 to 1.00	20.00
The Applicable Margin shall change on April 1, 2006, based on the January 31, 2006 Consolidated financial statements of US Borrower for the most recently completed four fiscal quarters, and thereafter changes to the Applicable Margin shall be effective on the first day of each month following the date upon which Agent received, or, if earlier, Agent should have received, pursuant to Section 5.3(a) or (b) hereof, the financial statements of the Companies. The above matrix does not modify or waive, in any respect, the rights of Agent and the Lenders to charge the Default Rate, or the rights and remedies of Agent and the Lenders pursuant to Articles VII and VIII hereof. Notwithstanding anything herein to the contrary, during any period when US Borrower shall have failed to timely deliver the financial statements pursuant to Section 5.3(a) or

(b) hereof, or the Compliance Certificate pursuant to Section 5.3(c) hereof, until such time as the appropriate financial statements and Compliance Certificate are delivered, at the option of the Required Lenders, the Applicable Margin shall be the highest rate per annum indicated in the above pricing grid regardless of the Leverage Ratio at such time.
     “Commitment Period” shall mean the period from the Closing Date to January 30, 2011, or such earlier date on which the Commitment shall have been terminated pursuant to Article VIII hereof.
     3.   Addition to Definitions. Article I of the Credit Agreement is hereby amended to add the following new definitions thereto:
     “First Amendment Effective Date” shall mean January 31, 2006.
     “Patriot Act” shall mean Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001, as amended from time to time.
     4.   Deletion of Utilization Fee. Section 2.9 of the Credit Agreement is hereby amended to delete subsection (b) therefrom and to insert in place thereof the following:
     (b) [Reserved.]
     5.   Addition to Compliance with Laws. Section 6.3 of the Credit Agreement is hereby amended to add the following new subsections (d), (e) and (f) at the end thereto:
     (d) has ensured that no Person who owns a controlling interest in or otherwise controls a Company is (i) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, or any other similar lists maintained by OFAC pursuant to any authorizing statute, executive order or regulation, or (ii) a Person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar executive orders;
     (e) is in compliance with all applicable Bank Secrecy Act and anti-money laundering laws and regulations; and
     (f) is in compliance, in all material respects, with the Patriot Act.
     6.   Addition to Miscellaneous. Article X of the Credit Agreement is hereby amended to add the following new Section 10.20 at the end thereof:
     Section 10.20. Patriot Act Notice. Each Lender and Agent (for itself and not on behalf of any other party) hereby notifies the Credit Parties that, pursuant to the requirements of the Patriot Act, such Lender and Agent are required to obtain, verify and record information that identifies the Credit Parties, which information includes the name and address of the Credit Parties and other information that will allow such Lender or Agent, as applicable, to identify the Credit Parties in accordance with the Patriot Act. Borrowers shall provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by Agent or a Lender in order to assist Agent or such Lender in maintaining compliance with the Patriot Act.
     7.   Amendment to Schedules. The Credit Agreement is hereby amended to delete Schedule 1 (Commitment of Lenders) therefrom, and to insert in place thereof, a new Schedule 1 in the form of Schedule 1 attached hereto.
     8.   Closing Deliveries. Concurrently with the execution of this Amendment, Borrowers shall:
     (a) deliver to Agent, for delivery to each Lender that has requested a replacement Note, a replacement Note in the amounts specified in Schedule 1 to the Credit Agreement;
     (b) cause each Guarantor of Payment to execute the attached Acknowledgment and Agreement; and
     (c) pay all legal fees and expenses of Agent in connection with this Amendment.
     9.   Representations and Warranties. Each Borrower hereby represents and warrants to Agent and the Lenders that (a) such Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by such Borrower and the performance and observance by such Borrower of the provisions hereof do not violate or conflict with the organizational agreements of such Borrower or any law applicable to such Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) such Borrower is not aware of any claim or offset against, or defense or counterclaim to, such Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.
     10.   References to Credit Agreement. Each reference that is made in the Credit Agreement or any Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.
     11.   Waiver. Each Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which such Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     12.   Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     13.   Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     14.   Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.
     15.   Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.
[Remainder of page intentionally left blank.]

     JURY TRIAL WAIVER. BORROWERS, THE LENDERS AND AGENT, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, THE LENDERS AND AGENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.
     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

Address:	One Strawberry Lane	THE J. M. SMUCKER COMPANY
Orrville, Ohio 44667
	Attention: Treasurer	/s/ Mark R. Belgya

BY MARK R. BELGYA
Treasurer

Address:	One Strawberry Lane	SMUCKER FOODS OF CANADA CO.
Orrville, Ohio 44667
	Attention: Treasurer	/s/ Mark R. Belgya

BY MARK R. BELGYA
Treasurer

Address:	127 Public Square	KEYBANK NATIONAL ASSOCIATION,
	Cleveland, Ohio 44114-1306	as Agent and as a Lender
Attention: Institutional Banking
/s/ Jeffrey R. Dincher

BY JEFFREY R. DINCHER
Assistant Vice President

Address:	1 First Canadian Place, 19th Floor	BANK OF MONTREAL,
	Toronto, Ontario M5X1A1,	as Canadian Funding Agent, Syndication
	Attention: Manager, Global	Agent and as a Lender
Distribution Services
/s/ Ben Ciallella

BY BEN CIALLELLA
Vice President
Signature Page 1 of 2 of the
First Amendment Agreement

Address:	1404 East Ninth Street	FIFTH THIRD BANK
Cleveland, Ohio 44114
	Attention: Martin McGinty	/s/ Martin McGinty

BY MARTIN MCGINTY
Vice President

Address:	111 West Monroe Street	HARRIS N.A.
Chicago, Illinois 60603-4095
	Attention: Food Group	/s/ Betzaida Erdelyi

BY BETZAIDA ERDELYI
Vice President

Address:	20 Bay Street, 12th Floor.	FIFTH THIRD BANK, Toronto branch,
	Toronto, Ontario M5J 2N8	a branch of an Ohio banking corporation
Attention: Jerry Hynes
/s/ Deborah Booth

BY DEBORAH BOOTH
Vice President
Signature Page 2 of 2 of the
First Amendment Agreement

ACKNOWLEDGMENT AND AGREEMENT
     The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement dated as of January 31, 2006. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned shall remain in full force and effect and be unaffected hereby.
     The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which the undersigned are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

THE J. M. SMUCKER COMPANY	SMUCKER-IMC, INC.,
f/k/a International Multifoods Corporation

/s/ Mark R. Belgya BY MARK R. BELGYA	/s/ Mark R. Belgya BY MARK R. BELGYA
Treasurer	Treasurer
Signature Page to
Acknowledgment and Agreement

SCHEDULE 1

	US REVOLVING	US REVOLVING
	CREDIT	CREDIT
	COMMITMENT	COMMITMENT
US LENDERS	PERCENTAGE	AMOUNT	MAXIMUM AMOUNT
KeyBank National Association	68.19%	$75,000,000	$75,000,000
Fifth Third Bank	27.27%	$30,000,000	$30,000,000
Harris Trust and Savings Bank	4.54%	$5,000,000	$5,000,000
Maximum US Revolving Amount	100.00%	$110,000,000	$110,000,000

	CANADIAN	CANADIAN
	REVOLVING	REVOLVING
	CREDIT	CREDIT
	COMMITMENT	COMMITMENT
CANADIAN LENDERS	PERCENTAGE	AMOUNT	MAXIMUM AMOUNT
Bank of Montreal	85.71%	$60,000,000	$60,000,000
Fifth Third Bank, Toronto branch	14.29%	$10,000,000	$10,000,000
Maximum Canadian Revolving Amount	100.00%	$70,000,000	$70,000,000

TOTAL COMMITMENT AMOUNT			$180,000,000

S-1